SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Xtrackers S&P 500 ESG ETF (SNPE)
Effective immediately, the fund’s investment advisor, DBX Advisors LLC (the “Advisor”), has agreed to a fee waiver arrangement for the fund.
The following information is added to the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the Statement of Additional Information for the fund.
The following waiver is in effect:
The Advisor has contractually agreed through July 28, 2021 to waive its Unitary Advisory Fee and/or reimburse fund expenses to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Please Retain This Supplement for Future Reference

July 28, 2020
SAISTKR20-13